United States
Securities and Exchange Commission
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation
(Exact name of registrant as specified in charter)
630 Fifth Avenue, Eighth Floor
New York, N.Y. 10111
(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31
Date of reporting period: March 31, 2019

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION
Statement of Investments
March 31, 2019
(Unaudited)

COMMON STOCKS 93.4%

Shares		Value
	Banks 4.6%
280,000	Citigroup Inc.	$17,421,600
230,000	JPMorgan Chase & Co.	23,282,900
		40,704,500

	Communications Services 4.4%
16,000	Alphabet Inc. Class A (a)	18,830,240
200,000	Cogent Communications Holdings, Inc.	10,850,000
210,000	Liberty Global plc Class C (a)	5,084,100
200,000	Liberty Latin America Ltd. (a)	3,890,000
		38,654,340

	Consumer Services 0.4%
30,000	Wynn Resorts Ltd.	3,579,600

	Diversified Financial 9.0%
180,000	American Express Company	19,674,000
400,000	The Bank of New York Mellon Corporation	20,172,000
10	Berkshire Hathaway Inc. Class A (a)	3,012,150
330,000	Capital One Financial Corporation	26,957,700
210,000	The Charles Schwab Corporation	8,979,600
		78,795,450

	Diversified Industrial 6.0%
285,000	Brady Corporation Class A	13,226,850
690,000	Heritage-Crystal Clean, Inc. (a)	18,940,500
60,000	Roper Technologies, Inc.	20,518,200
		52,685,550

	Energy 4.8%
700,000	Hess Corporation	42,161,000

	Health Care 6.5%
85,000	Johnson & Johnson	11,882,150
200,000	Medtronic plc	18,216,000
200,000	Merck & Co. Inc.	16,634,000
300,000	Roche Holdings Ltd. ADR	10,317,000
		57,049,150

	Insurance 25.6%
19,000	Alleghany Corporation (a)	11,635,600
200,000	Kemper Corporation	15,228,000
100,000	Kinsale Capital Group, Inc.	6,857,000
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	179,071,200
160,000	Progressive Corporation	11,534,400
		224,326,200

Shares		Value
	Real Estate and Homebuilding 3.5%
700,000	Rayonier Inc.	$22,064,000
700,000	TRI Pointe Group, Inc. (a)	8,848,000
		30,912,000

	Retailing 2.6%
13,000	Amazon.com,Inc. (a)	23,149,750

	Semiconductor 10.6%
450,000	Analog Devices, Inc.	47,371,500
840,000	Intel Corporation	45,108,000
		92,479,500

	Software and Services 1.4%
100,000	Microsoft Corporation	11,794,000

	Technology Hardware and Equipment 13.4%
350,000	Coherent, Inc. (a)	49,602,000
250,000	Keysight Technologies, Inc. (a)	21,800,000
280,000	Motorola Solutions, Inc.	39,317,600
1,387,100	Ribbon Communications Inc. (a)	7,143,565
		117,863,165

	Utilities 0.6%
560,092	Star Group, L.P.	5,376,883

	Total Common Stocks (cost $327,752,741)	819,531,088

SHORT-TERM INVESTMENTS 6.6%
	Money Market Fund 1.3%
11,809,251	Fidelity Institutional Money Market Fund Treasury
	Only Portfolio – Class I	11,809,251

Principal	U.S. Treasury Bills 5.3%
$46,000,000	U.S. Treasury Bills 2.43% - 2.46%, due 4/9/19 – 4/23/19 (d)	45,953,700

	Total Short-term Investments (cost $57,762,951)	57,762,951

	Total Investments (cost $385,515,692) (100.0%)	877,294,039

	Cash, receivables and other assets less liabilities (0.0%)	(390,744)

	Net Assets (100.0%)	$876,903,295

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c) Valued based on Level 3 Inputs. See Note 2.

(d) Valued based on Level 2 Inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION
NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2019, the tax cost of investments was $385,515,692. Net unrealized appreciation was $491,778,347 consisting of gross unrealized appreciation and gross unrealized depreciation of $505,061,267 and $13,282,920, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2019 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$640,459,888	-	$179,071,200	$819,531,088
Short-term investments	11,809,251	45,953,700	-	57,762,951
Total investments	$652,269,139	$45,953,700	$179,071,200	$877,294,039

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2018	$170,544,000
Change in net unrealized appreciation of investments in affiliated companies included in net increase in net assets resulting from operations	8,527,200
Balance at March 31, 2019	$179,071,200

Unrealized appreciation of Level 3 investments held as of March 31, 2019 increased by $8,527,200 during the three months ended March 31, 2019, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2019, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.8 – 3.9); price-to-earnings (range: 11.1 – 188.6); and price-to-revenue (range: 0.5 – 1.5). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 10%-11% and a weighted average cost of capital of 10%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three approaches described above (with greater weight given to the comparable company approach) was then discounted for the lack of marketability by 20% and 40%, a range management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transacted values in Plymouth Rock’s shares, were also considered. These values as multiples of Plymouth Rock’s book value were also considered. Based upon all of the above information, the Corporation’s directors selected the value for the investment, which implied a discount for lack of marketability in the higher end of the above range.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would have resulted in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would have resulted in a lower (higher) range of fair value measurements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with earlier adoption permitted. Management is evaluating the implications of ASU 2018-13, and any impact on the financial statement disclosures has not yet been determined.

3. Restricted Securities – The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2019, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $179,071,200 at March 31, 2019, which was equal to 20.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of the Plymouth Rock shares.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2019, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $8,527,200 and the Corporation received dividends of $3,723,544 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.
(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By:	/s/ Wilmot H. Kidd
Chief Executive Officer

Date: May 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Wilmot H. Kidd
Chief Executive Officer

Date: May 2, 2019

By:	/s/ Lawrence P. Vogel
Vice President and Treasurer

Date: May 2, 2019